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                                                                 Exhibit 10.1.36

                              NEOPROBE CORPORATION



February 24, 1999


The Aries Master Fund
The Aries Domestic Fund, L.P.
c/o Paramount Capital Asset Management, Inc.
Attn: Michael S. Weiss
787 Seventh Avenue, 48th Floor
New York NY 10019

RE:  PREFERRED STOCK AND WARRANT PURCHASE AGREEMENT (THE "AGREEMENT")
     DATED AS OF FEBRUARY 16, 1999, AMONG NEOPROBE CORPORATION, A DELAWARE CORPORATION, THE ARIES MASTER FUND, A CAYMAN ISLAND EXEMPTED COMPANY, THE ARIES DOMESTIC FUND, L.P., AND THE CERTIFICATE OF DESIGNATIONS OF 5% SERIES B CONVERTIBLE PREFERRED STOCK OF THE COMPANY (THE "CERTIFICATE").

Dear Sirs:

     As we have discussed, the delay in completion of the first closing under the Agreement has occasioned the necessity of adjusting the dates of certain events which are to occur under the Agreement or the Certificate.

     As we have agreed, the term "Outside Target Date" in the Agreement shall mean March 31, 1999.

     For the purposes of the Certificate, the "First Closing Date" shall be Friday, February 26, 1999.

     If the foregoing correctly reflects our agreement, please evidence your acceptance of this agreement by signing and returning to me a copy of this letter.

                                                Very truly yours,

                                                /s/ David C. Bupp

                                                David C. Bupp
                                                President
                                                Chief Executive Officer

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The Aries Master Fund
The Aries Domestic Fund, L.P.
c/o Paramount Capital Asset Management, Inc.
Attn: Michael S. Weiss
February 24, 1999
Page Two

          AGREED TO AND ACCEPTED AS OF THE DATE SET FORTH ABOVE.

          THE ARIES MASTER FUND, A CAYMAN ISLAND EXEMPTED COMPANY


          By: /s/ Lindsay A. Rosenwald
             ----------------------------------------
          Name:
               --------------------------------------
          Title:
                -------------------------------------


          THE ARIES DOMESTIC FUND, L.P.


          By: /s/ Lindsay A. Rosenwald
             ----------------------------------------
          Name:
               --------------------------------------
          Title:
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          cc:  Ira Kotel, Esq.
               Roberts, Sheridan & Kotel

               Robert S. Schwartz, Esq.
               Benesch, Friedlander, Coplan & Aronoff, LLP